Exhibit 99.1

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Citius Pharmaceuticals, Inc. (NASDAQ: CTXR) CORPORATE OVERVIEW JULY 2021

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE This presentation has been prepared by Citius Pharmaceuticals, Inc . (the “Company”) for informational purposes only and not for any other purpose . Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the Company or any director, employee, agent, or adviser of the Company . This presentation does not purport to be all - inclusive or to contain all of the information you may desire . The information contained in this presentation and the comments and remarks of the representatives of the Company made during any presentation to which this presentation relates are integrally related and, as such, are intended to be delivered and understood together . Information provided in this presentation speaks only as of the date hereof . The Company assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances . This presentation also includes express and implied forward - looking statements regarding the current expectations, estimates, opinions and beliefs of the Company that are not historical facts . Such forward - looking statements may be identified by words such as “believes”, “expects”, “endeavors”, “anticipates”, “intends”, “plans”, “estimates”, “projects”, “should”, “objective” and variations of such words and similar words . The accuracy of such statements is dependent upon future events, and involves known and unknown risks, uncertainties and other factors beyond the Company’s control that may cause actual results to differ materially from what is presented herein . Investors are strongly encouraged to carefully review the Company’s SEC filings for a listing of the risks that could cause actual results to differ from these forward looking statements . These forward - looking statements speak only as of the date of this presentation and should not be construed as statements of facts . 2 FORWARD - LOOKING STATEMENTS

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Citius is a late - stage biopharmaceutical company focused on the development and commercialization of first - in - class critical care products, with a pipeline of anti - infectives in adjunct cancer care, stem cell therapy and unique prescription products Citius | Altius | Fortius Olympic Motto Faster | Higher | Stronger 3 OVERVIEW

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 4 INVESTMENT HIGHLIGHTS • Extensive pharma operational and financial track record • Experienced “Blue Ribbon” Board of Directors • Scientific Advisory Board of leading KOL’s in infectious disease, pulmonology (ARDS), and breast surgery • Multi - billion $ in successfully completed transactions pre - Citius • Cash runway into 2023 ($103.7M cash as of 3/31/21) • $26.5M invested by management / founders • Diversified Pipeline with Four Active Programs • Mino - Lok ® (Phase 3): potential to be first and only FDA - approved product to salvage infected CVCs causing CRBSI/CLABSI • NC i - MSC Œ : novel mRNA stem cell therapy for acute respiratory distress syndrome (ARDS) • Mino - Wrap: potential to be first and only FDA - approved product to prevent infections associated with post mastectomy breast implants • Halo - Lido Rx: potential to be first and only FDA - approved Rx therapy for hemorrhoids • Multi - billion $ global market opportunities • CRBSI/CLABSI market est. >$1.8B worldwide • ARDS market large with no approved therapies • Tissue expander infection prevention est. $400M worldwide • Rx hemorrhoid market est. >$2B US G ROWING P IPELINE WITH L ATE S TAGE L EAD A SSET L ARGE A DDRESSABLE M ARKETS S EASONED M ANAGEMENT & ADVISORS S TRONG F INANCIAL P LATFORM

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE F ASTER TO M ARKET Invest in assets with differentiated upside potential Advance assets with a unique commercial advantage Create long - term sustainable value for shareholders 5 THREE PILLARS OF OUR STRATEGY N EW C HEMICAL E NTITY B ENEFITS F INANCIAL S TEWARDSHIP

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE PROGRAM INVESTIGATIONAL INDICATION ESTIMATED MARKET (WW) PRECLINICAL PHASE I PHASE II PHASE III ANTICIPATED MILESTONES MINO - LOK ® T REAT CVC I NFECTIONS > $1.8B HALO - LIDO (CITI - 002) R X T HERAPY FOR H EMORRHOIDS > $2B MINO - WRAP (CITI - 101) P REVENT I NFECTIONS A SSOCIATED WITH B REAST I MPLANTS > $400M NC i - MSC Œ (CITI - 401) T REAT ARDS Multi - billion • NDA 2022 6 FOUR ACTIVE PIPELINE PROGRAMS • IND 2021 • Ph 2b 2021 • IND 2022 • IND 2022 *As of 7/2021, best estimate subject to impact of COVID - 19 pandemic on operations Unlocking Potential. Faster.

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE LEAD PRODUCT CANDIDATE: MINO - LOK ® 7 First and Only antibiotic lock therapy under investigation to sterilize and salvage infected Central Venous Catheters (CVCs) CRBSI/CLABSI infections annually in the U.S.** ~500,000 Central Venus Catheters (CVCs) used annually in the U.S.* 7 Million CRBSI/CLABSI associated mortality & morbidity** 12 - 25% * Shah H., Bosch W., Hellinger W. C., Thompson K. M. (2013). Intravascular catheter - related bloodstream infection. Neurohospitalist 3, 144 – 151. doi : 10.1177/1941874413476043. ** Antoňáková Němčíková A, Bednárovská E. Catheter - related bloodstream infections: do we know all of it? Klin Onkol . 2017;30(6):405 – 411. doi : 10.14735/amko2017405. 4 Million Long - term CVCs (>1 month) in the U.S.

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 8 MINO - LOK ® PENETRATES BIOFILM Biofilm formation protects pathogen colonies from traditional antibiotic lock therapies

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 9 CURRENT STANDARD OF CARE IS A POOR OPTION • Limited availability of other vascular sites • Does not address need to maintain infusion therapy • Potential for complications: infectious, thrombotic and mechanical • 57% - 67% patients experience adverse physical and psychological symptoms from catheter R&R* • High cost • ~$10K cost of R&R procedure • $4 6K - $65K cost of CRBSI/CLABSI episode * Chaftari , AM et al, . Unnecessary Removal of CVCs in Cancer Patients with CRBSI : Impact on Symptom Burden . Poster presentation at ID Week 2017 , Infectious Diseases Society of America (IDSA)Oct 04 - 08 , 2017 Removing & replacing infected CVCs has multiple limitations

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE POTENTIAL GOLD STANDARD IN CLABSI TREATMENT x Limited duration IV therapy x Limits disruption of infusion therapy x Ease of Administration • Locking a catheter is a well known SOP • Procedure can be performed by any healthcare provider x Not flushed into the venous system x Lower cost alternative • Significantly < R&R 5 - 7 DAYS Mino - Lok ® addresses the complications, discomfort and cost of CVC removal and replacement

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE MINO - LOK ® PHASE 2B TRIAL RESULTS 11 *1 polymicrobial patient had Gr+ and Gr – organism cultured; ** 6 patients had >1 complication; ***all 3 CVCs were removed within 1 month. Effective in salvaging CVCs in all patients treated with Mino - Lok ® Patients treated with Mino - Lok ® all had complete microbiologic eradication with no relapse No SAEs in patients treated with Mino - Lok ® Complication rate for Mino - Lok ® patients was 0% vs. 18% for control arm patients N % N % Patients 30 100% 60 100% Cancer Type - Hematologic 20 67% 48 80% - Solid tumor 10 33% 12 20% ICU Admission 4 13% 4 7% Mech. Ventilator 3 10% - 0% Bacteremia - Gram+ 17 57%* 32 53% - Gram - 14 47%* 28 47% Neutropenia (<500 ) 19 63% 36 60% Microbiologic Eradication 30 100% 60 100% - Relapse - 0% 3 5%*** Complications - 0% 8 13% SAEs related to R&R - 0% 6 10% Overall Complication Rate - 0% 11** 18% Parameter Mino-Lok Arm Control Arm 100% 100% 0% 0% Mino - Lok ® demonstrated a strong safety and efficacy signal

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Active Arm (n=72) Mino - Lok® Solution Control Arm (n=72) Antibiotic Lock Patients with CRBSI (n~144) R Multi - center, randomized, open label, blinded assessor, active control superiority study Anticipated median time of 21 days vs. 38 days to achieve significance Interim Analyses: • Futility performed at 35 - 40 events; superior efficacy and futility at 50% and 65% of anticipated events • DMC recommended proceeding with trial without modification following all 3 reviews Primary Endpoint: Comparison of “Time to Catheter Failure” TOC = 6 weeks (42 days) 12 MINO - LOK ® PHASE 3 PIVOTAL TRIAL UNDERWAY

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 2019 2020 2021 2022 Pivotal Phase 3 ALT Study PRE - CLINICAL & CLINICAL DEVELOPMENT REGULATORY PRODUCT & CMC FDA filings** NDA submission *As of 7/2021, best estimate subject to impact of COVID - 19 pandemic on operations ** in vitro disc study…catheter integrity protocol Commercial preparation Interim Analysis Completing Phase 3 pivotal superiority trial 13 MINO - LOK ® DEVELOPMENT PLAN* Interim Safety / Efficacy Analysis Interim Futility Analysis FDA Review Meeting

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE IP PROTECTION THROUGH 2036 Mino - Lok TM is supported by a robust intellectual property portfolio • Composition of Matter and Method of Use patents that provide protection until June 2024 • Formulation patent has been issued and will add protection through 2036 Creators Description of Patent Patent Numbers Issued Expiry Issam Raad , M.D. et al Composition of Matter • US: 7,601,731 • EP: 04754538.9 • CA: 2,528,522 2009 2024 Issam Raad , M.D. Joel Rosenblatt, Ph.D. et al Formulation/Enhanced Stability • US: 10,086,114 • Pub.No .: US 2017/051373 A1 • Global IP: UTFC.P1283WO 2018 2036 Issam Raad , M.D. et al Method of Use • US: 9,078,441 • EP: 1644024 • CA:. 2528522 2015 2024

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE REGULATORY PROTECTIONS Qualified Infectious Disease Product (US) • Priority Review reduces NDA review time from 12 to 6 months • Additional 5 years of market exclusivity upon approval, combined with Hatch - Waxman Fast Track Designation (US) • Expedites review of drugs which treat a serious or life - threatening condition and fills an unmet medical need. • Rolling review allows for completed sections of the New Drug Application (NDA) to be submitted when ready Supplementary Protection Certificate (EU) • Extends patent protection up to 5 years

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE COMPETITIVE LANDSCAPE Company Product Status Limitation NDA accepted by the FDA in August 2020 CRL received from FDA in March 2021 Available in Europe (CE Mark) Prevention only Anti - infective only being used in prophylaxis • No company has US regulatory approval • There are no lock solutions in development for treating CRBSI patients and salvaging indwelling, infected CVCs • CorMedix is focused on development of lock solutions for the prevention of CRBSI in hemodialysis patients There are no products being developed for treatment of infected central venous lines Defencath Ʀ

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Regulatory Environment Reimbursement Commercial With modest penetration at conservative pricing >$500M peak year US sales achievable with a worldwide opportunity of $1.8B DISARM Act pending • create a DRG carveout for QIDP products • Allow for full reimbursement for CMS programs; not part of the payment bundle Pricing Cost - Saving Mino - Lok will be < R&R Targeting Accounts with high CLABSI medical claims Apply for NTAP (all QDIP), increased to 75% of list price Apply for transitional pass - through reimbursement Ex - US United States PURSUE DIRECTLY PARTNER 17 MARKET OPPORTUNITY >4 million CLABSI’s per year* * DelveInsight “Catheter - Related Blood Stream Infections (CRBSI) - Market Insights, Epidemiology & Market Forecast – 2028”

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 18 MINO - LOK ® SUMMARY Potential market - leading antibiotic lock therapy to salvage the CVC in patients with CRBSI/CLABSI Patented solution • Breaks down biofilm barriers • Provides anti - clotting properties to maintain CVC patency • Worldwide license from The University of Texas MD Anderson Cancer Center (MDACC) • Patent protection through 2036 Market Opportunity • First and only therapy under investigation to salvage infected CVCs • Est. >$1.8B WW sales opportunity • Cost advantage over current SOC • No direct competition • ~16 years of exclusivity at time of launch Clinical & regulatory milestones • Phase 2b trial: 100% effective in salvaging CVCs with no SAEs • Phase 3 multicenter trial is currently enrolling patients • QIDP & Fast Track designation Key Advantages • Effective at penetrating biofilm • Avoids R&R complications • Shorter treatment time • Lower cost to providers and patients • Benefits support rapid and sustained market penetration

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 19 EXPANDING PORTFOLIO: ENGINEERED STEM CELL THERAPY Privately - held pre - clinical stage biotechnology company with patented non - immunogenic mRNA technology for gene editing Majority - owned subsidiary of Citius Developing next generation mesenchymal stem cells (NC i - MSCs Œ ) Derived from an iPSC master cell bank Primary focus is ARDS Worldwide license for respiratory conditions associated with acute inflammation Strong patent protection +

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE SINGLE DONOR / CLONAL • Genetically identical i - MSCs Œ derived from mutation - free iPSCs • One homogeneous, validated source for all future cells • NO repeat harvesting from multiple donors; NO repeat donor testing SCALABLE MFG • Rapid production from master i - MSC Œ cell bank • Substantial expansion potential (trillions of cells for higher and repeat doses) RESTORED TELOMERES • Result in longer therapeutic lifespan compared to donor - derived cells Next generation allogeneic engineered stem cell platform under development for the treatment of ARDS 20 DIFFERENTIATED STEM CELL PLATFORM MORE POTENT • Higher levels of therapeutic proteins compared to donor - derived cells

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE i - MSC Œ A CCESSION C ELL B ANK 4 W EEKS FROM I PSC TO I - MSC Œ C ELL C ULTURE One homogeneous, validated source for all future cells Patented synthetic, non - immunogenic mRNA high efficiency cell reprogramming S INGLE DONOR IRB QUALIFIED “A NGEL C ELL ” R EPROGRAMMING TO I PSC “F OOTPRINT F REE ” (11 - 14 DAYS ) 6 D AILY TRANSFECTIONS 5 M RNA CONSTRUCTS >60 C OLONIES D ERMAL F IBROBLAST S YNTHETIC M RNA N O V IRAL V ECTORS P ERPETUAL I PSC M ASTER C ELL B ANK C LONAL Virtually limitless number of cells from “Angel Cell” Rapid 4 - week production process from iPSC cell bank cGMP compliant scalable manufacturing for preclinical and clinical studies i - MSCs Œ packaged in cryopreserved minibags MCB CHARACTERIZATION MCB EXPANDED FOR CLINICAL SUPPLY AND FINAL PACKAGING I - MSC Œ ACCESSION CELL BANK TO C GMP MASTER CELL BANK Performance enhanced with longer therapeutic lifespan i - MSCs A LLOGENEIC C GMP I - MSC S Œ FOR PATIENT THERAPY 21 i - MSCs Œ : FROM ONE CELL TO TRILLIONS

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE P/F ratio Pulmonary Lymph Flow Pulmonary Lymph Protein Loss Norepinephrine Requirement Improved Oxygenation Reduced Lung Vascular Injury Less Systemic Shock Animals receiving i - MSC s Œ demonstrated stronger therapeutic effects v. control INTERIM RESULTS OF i - MSC Œ STUDY IN SHEEP MODEL OF ARDS 22

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 2020 2021 2022 2023 POC sheep studies Preclinical Toxicology studies Phase 1/2 Phase 3 In vitro studies Pre - IND FDA consultations End of Ph2 Mtg IND Submission Pre - NDA FDA Mtg NDA Submission Product development & testing i - MSC Œ MCB Chemical & Manufacturing Control (CMC) development Preparing cGMP NC i - MSC Œ Master Cell Bank to support future trials, with IND submission planned for 2022 23 NC i - MSC Œ DEVELOPMENT PLAN* *As of 7/2021, best estimate subject to impact of COVID - 19 pandemic on operations PRE - CLINICAL & CLINICAL DEVELOPMENT REGULATORY PRODUCT & CMC

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 24 DIVERSIFIED PIPELINE WITH NEAR TERM CATALYSTS Q2 2021 • Mino - Lok ® DMC recommends proceeding with trial as planned Q3 2021 • Dosing to commence in NC i - MSC Œ pilot study Q4 2021 • Halo - Lido (CITI - 002) IND filing • Halo - Lido (CITI - 002) Phase 2b trial start 2022 • Mino - Lok ® NDA filing • Mino - Wrap (CITI - 101) IND filing • NC i - MSC Œ (CITI - 401) IND filing H ALO - L IDO M INO - L OK Treat CVC Infections NC i - MSC Œ Treat ARDS M INO - W RAP Prevent Infections Associated with Breast Implants post - mastectomy Rx Therapy for Hemorrhoids *As of 7/2021, best estimate subject to impact of COVID - 19 pandemic on operations

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 25 MANAGEMENT TEAM WITH PROVEN TRACK RECORD LEONARD MAZUR EXECUTIVE CHAIRMAN, DIRECTOR MYRON HOLUBIAK PRESIDENT & CEO, DIRECTOR JAMIE BARTUSHAK EVP, CFO GARY TALARICO EVP, OPERATIONS DR. MYRON CZUCZMAN EVP, CHIEF MEDICAL OFFICER DR. ALAN LADER VP, CLINICAL OPERATIONS ILANIT ALLEN INVESTOR RELATIONS

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE CELL THERAPY ADVISORS Michael A. Matthay, MD University of California at San Francisco (UCSF) Lorraine B. Ware, MD Vanderbilt University Mitchell M. Levy, MD Brown University, Rhode Island Hospital Perenlei Enkhbaatar MD, PhD, FAHA University of Texas John Laffey MD, MA, FCAI, FJFICMI National University of Ireland (NUI Galway) INFECTIOUS DISEASE / CANCER ADVISORS Isaam Raad , MD University of Texas MD Anderson Cancer Center Mark Rupp, MD University of Nebraska Medical Center Leonard A. Mermel , DO US Dept. of Health & Human Services Jesse Selber , MD University of Texas MD Anderson Cancer Center George Viola, MD The University of Texas MD Anderson Cancer Center, Baylor College of Medicine 26 SCIENTIFIC ADVISORY BOARD OF LEADING KOLS

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE FINANCIAL SUMMARY * 27 CURRENT CAP ITALIZATION SHA R ES % OF FULLY DILUTED BASIC SHARES OUTSTANDING 145,979,429 76.5 % WARRANTS 40,234,172 21.1 % OPTIONS 4,655,166 2.4 % FULLY DILUTED SHARES OUTSTANDING 190,868,767 100% (1) Beneficial stock ownership as calculated under rules of the Securities Exchange Commission as filed with the Citius Def 14 A Proxy Statement in April 2021. PRINCIPAL INSIDER SHAREHOLDERS (1) LEONARD MAZUR ( 12.6%) MYRON HOLUBIAK ( 2.7%) Bandwidth to Execute • $127.6M Financing activities 1H 2021 • $7.7M R&D expense 1H 2021 • Runway into 2023 • $26.5M invested by insiders *As of 06/30/21 unless otherwise noted.

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE 28 CITIUS: WHY INVEST? WHY NOW? Diversified pipeline of potential first - in - class products addressing recognized unmet medical needs Attractive diversified multi - billion dollar opportunities in adjunctive cancer care, infectious disease and gastrointestinal disease Multiple staged near - term catalysts anticipated Seasoned executives with successful execution - focused track record Strong research partnerships to advance pipeline • MD Anderson Cancer Center in developing novel anti - infectives in cancer • Novellus developing promising i - MSC Œ therapy Well capitalized to advance pipeline and invest in long - term growth • $103.7M in cash as of 3/31/21; runway into 2023 • $26.5M invested by insiders

NASDAQ: CTXR CLICK TO EDIT MASTER TITLE STYLE Citius Pharmaceuticals, Inc. 11 Commerce Drive First Floor Cranford, NJ 07016 www.citiuspharma.com Investor Relations Contact Ilanit Allen iallen@citiuspharma.com